SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August  22, 2005

Wachovia Auto Owner Trust 2005-A
(Issuer in respect of the Asset Backed Notes)

(Exact name of registrant as specified in its charter)

Delaware	333-117468-02	04-7010063

State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

301 South College Street, Suite E, Charlotte, NC 28288-5578 (Address of principal executive officer)

c/o Wachovia Bank, National Association, as servicer
One Wachovia Center, 301 South College Street
Charlotte, NC 28288-5578

      Registrant's Telephone Number, including area code:   (704) 383-4628

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 22, 2005, the servicer for the Wachovia Auto Owner Trust 2005-A delivered to the indenture trustee or the paying agent (for the indenture trustee or the paying agent to forward to each noteholder of record as of the most recent record date) and to the owner trustee (for the owner trustee to forward to each certificateholder of record as of the most recent record date) the distribution statement for the collection period ended July 31, 2005

Item  9.01 Financial Statements and Exhibits

(a) Not Applicable

(b) Not Applicable

(c) Exhibits

Exhibit 99.1: Wachovia Auto Owner Trust 2005-A distribution statement to noteholders and certificateholders for the collection period ended July 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Wachovia Bank, National Association

By: \s\ Jacob Mayes Name: Jacob Mayes Title: Vice President	Dated: August 22, 2005

Exhibit Index

99.1      Monthly Statements sent to Certificate holders with respect to the August 22, 2005 Remittance Date.